Exhibit 3.3

                           Mail to: Secretary of State
                              Corporations Section
                            1560 Broadway, Suite 200
                                Denver, CO 80202
                                 (303) 894-2251
                               Fax (303) 894-2242

                                                   For office use only       045
MUST BE TYPED
FILING FEE:  $10.00
MUST SUBMIT TWO COPIES

Please include a typed
self-addressed envelope


                                 CERTIFICATE OF
                              ASSUMED OR TRADE NAME


MEDIACOMM BROADCASTING SYSTEMS, INC, a corporation,

limited partnership or limited liability company under the laws of Colorado, being desirous of transacting a portion of its businesss under an assumed or trade name as permitted by 7-71-101, Colorado Revised Statutes, hereby certifies:

1.  The location of its principal office is:  925 W. Kenyon #15
                                              Englewood, Colo 80110

2.  The name, other than its own, under which the business is carried on is:

                                  Shopbiz.com
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3.   A brief description of the kind of business transacted under such assumed or trade name is:

                               Internet Commerce
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Limited Partnership or Limited Liability      Corporations complete this section
Companies complete this section.            MediaComm Broadcasting Systems, Inc.
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      Name of Entity                                  Name of Corporation

by:                                         by: /s/  Don Montague
   --------------------------------------      ---------------------------------
               Signature                             Signature

                                            Its       President
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Title, General Partner, or Manager                        Title
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